Preliminary Structural and Collateral Term Sheet

$2,561,000,000 (Approximate) of Senior Certificates

J.P. Morgan Mortgage Trust 2006-A2

Mortgage Pass-Through Certificates, Series 2006-A2

Features of the Transaction

- Offering consists of approximately $2,561mm of Senior Certificates expected to be rated AAA by 2 of the 4; S&P, Moody's, Fitch, Dominion.
- The Amount of Senior Certificates is approximate and may vary.
- Multiple groups of Mortgage Loans will collateralize the transaction
- There are approximately 5 groups of Senior Certificates, which may vary.
- The Credit Support for the Senior Certificates of Pools 1,2, & 3 is
Cross-Collateralized, with respect to losses
- The Credit Support for the Senior Certificates of Pools 4 & 5 is
Cross-Collateralized, with respect to losses

Key Terms

Issuer :			J.P.Morgan Mortgage Trust
Underwriter :			J.P.Morgan Securities, Inc.
Depositor :			J.P. Morgan Acceptance Corp. I
Master Servicer:			Wells Fargo
Trustee:			Wachovia Bank
Type of Issuance:			Public
Servicer Advancing:			Yes, Subject to Recoverability.
Compensating Interest:			Paid, But Capped.
Clean-Up Call / Optional Termination:			5% clean-up call (Group 1)
5% clean-up call (Group 2)
Legal Investment:			The Senior Certificates are
SMMEA Eligible at Settlement.
ERISA Eligible:			The Senior Certificates are
ERISA eligible subject to limitations set
forth in the final prospectus supplement.
Tax Treatment:			REMIC
Structure:			Senior/Subordinate w/ Shifting Interest
and Subordinate Certificate Prepayment Lockout
Expected AAA Subordination:		(Group 1)	4.0% +/- .50%
		(Group 2)	2.0% +/- .50%
Rating Agencies:			At least 2 of 4; Moody's, S&P, Fitch, Dominion
Registration:			Senior Certificates - DTC

Time Table

Cut-Off Date			March 1, 2006
Settlement Date			March 31, 2006
First Distribution Date			April 25, 2006
Distribution Date			25th or Next Business Day

JPMSI Contact Information

Trading/Structuring	Greg Boester

	Eric Norquist	212-834-2499
Tom Scudese
Marc Simpson
Bridget Byrnes

			03/07/2006

Preliminary Mortgage Pool Data (approximate) Group 1

	Pool 1	Pool 2	Pool 3
Collateral Type	5Yr Hybrid	7Yr Hybrid	10Yr Hybrid
	ARMs	ARMs	ARMs
Outstanding Principal Balance	271,820,462	736,251,313	354,544,900
Number of Mortgage Loans	689	1,392	563
Average Principal Balance	396,879	530,727	632,566
Weighted Average Net Mortgage Rate	5.48%	5.78%	5.68%
Weighted Average Maturity	356	358	357
Weighted Average Seasoning	4	2	3
Weighted Average Months to Roll	56	82	117
ARM Index	LY1(73%)	LY1(84%)	LY1(74%)
	CMT(26%),LM6	LM6(16%),CMT	LM6(26%)
Weighted Average Gross Margin	2.42	2.23	2.23
Initial Periodic Rate Cap	4.73	4.99	5.00
Subsequent Periodic Rate Cap	2.00	1.84	1.74
Lifetime Rate Cap	5.09	5.01	5.00
Weighted Average Loan-to-Value	74%	71%	65%
Weighted Average FICO Score	737	744	745
Geographic Distribution	CA(26%),FL(15%)	CA(37%),FL(13%)	CA(32%),NY(26%)
Percent Owner Occupied	90%	92%	88%
Percent Single Family / PUD	79%	81%	78%
Interest Only	84%	80%	82%

Primary Servicer	Chase	Chase	Chase
Other Servicers	Wells,PHH	PHH,Countrywide	PHH
	Countrywide

Preliminary Mortgage Pool Data (approximate) Group 2

	Pool 4	Pool 5
Collateral Type	5Yr Hybrid	5Yr Hybrid
	ARMs	ARMs
Outstanding Principal Balance	607,202,501	685,438,990
Number of Mortgage Loans	989	1,110
Average Principal Balance	659,083	680,578
Weighted Average Net Mortgage Rate	3.89%	3.75%
Weighted Average Maturity	338	329
Weighted Average Seasoning	22	31
Weighted Average Months to Roll	38	29
ARM Index	LY1(99%),CMT(1%)	LY1(91%),CMT(9%)
Weighted Average Gross Margin	2.26	2.26
Initial Periodic Rate Cap	5.00	5.00
Subsequent Periodic Rate Cap	2.00	2.00
Lifetime Rate Cap	5.00	5.00
Weighted Average Loan-to-Value	62%	60%
Weighted Average FICO Score	736	735
Geographic Distribution	CA(46%),NY(22%)	CA(33%),NY(24%)
Percent Owner Occupied	94%	95%
Percent Single Family / PUD	80%	78%
Interest Only	0%	0%
Primary Servicer	Chase	Chase

JP Morgan Securities Inc.				Deal Summary Report					jpmmt06a2_0308

				Assumptions					Collateral

Settlement	31-Mar-2006 Prepay			25 CPR			Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Apr-2006 Default			0 CDR			$2,655,258,165.04	5.039	346	14	3.36
		Recovery	0	months
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur Yield	Spread Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life		bp	%		Int(M)	(MM)	Date

1F5	165,337,000.00	5.481	04/06 - 07/09	1.40							01-Mar-06	WAC
1M5	22,126,000.00	5.481	07/09 - 06/10	3.75							01-Mar-06	WAC
1L5	73,484,000.00	5.481	06/10 - 11/10	4.63							01-Mar-06	WAC
SUBS	54,505,674.88	5.693	04/06 - 02/36	6.07							01-Mar-06	WAC
2F7	531,888,000.00	5.775	04/06 - 11/10	1.80							01-Mar-06	WAC
2L7	174,913,000.00	5.775	11/10 - 01/13	6.26							01-Mar-06	WAC
3F10	159,385,000.00	5.684	04/06 - 05/09	1.35							01-Mar-06	WAC
3M10	138,628,000.00	5.684	04/06 - 03/13	3.50							01-Mar-06	WAC
3L10	42,350,000.00	5.684	03/13 - 12/15	8.90							01-Mar-06	WAC
5PT1	595,058,450.56	3.886	04/06 - 05/09	2.40							01-Mar-06	WAC
SUBS2	25,852,829.80	3.816	04/06 - 06/34	5.72							01-Mar-06	WAC
5PT2	671,730,209.80	3.754	04/06 - 08/08	1.94							01-Mar-06	WAC

Yield Curve			swap curve

Mat 3MO 6MO 2YR 5YR 10YR 30YR			3mo	6mo	1yr	2yr 3yr	4yr 5yr	7yr

Yld 4.579 4.722 4.718 4.669 4.636 4.615			4.866070 5.013380 5.182200 5.198140 5.206420 5.222700 5.243000 5.268642

The issuer has filed a registration statement (including a prospectus) with the SEC or the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities referenced in this communication in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state or other jurisdiction.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued.

The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the issuer, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

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